SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43770	52-2258371
(State or other Jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1650 W. Jackson, Ozark, Missouri 65721

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 417/883-4549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 7, 2005, we received resignations from two directors, R. Steven Hicks and Dell Furano. The resignation letters are attached as exhibits to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description
99.1	Resignation Letter from R. Steven Hicks dated June 6, 2005 (received June 7, 2005)

99.2	Resignation Letter from Dell Furano dated June 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)

By	/s/ JOHN M. GOTT
John M. Gott
President and
Chief Executive Officer

Dated: June 13, 2005

SLS INTERNATIONAL, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description
99.1	Resignation Letter from R. Steven Hicks dated June 6, 2005 (received June 7, 2005)

99.2	Resignation Letter from Dell Furano dated June 7, 2005